MONEY
MARKET
FUND
============================
FEBRUARY 28, 2001



ANNUAL REPORT



www.ubspainewebber.com

[UBS|PAINEWEBBER LOGO]

PAINEWEBBER MONEY MARKET FUND                                      ANNUAL REPORT


                                                                  April 16, 2001

Dear Shareholder,

     We present you with the annual report for PaineWebber Money Market Fund (the "Fund") for the fiscal year ended February 28, 2001.



MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

     The economy raced full circle during the fiscal year ended February 28, 2001, beginning the period with rising interest rates, impressive economic growth and fears of inflation, and ending with fears of a recession, falling interest rates and dormant economic growth. In March and again in May of 2000, the Federal Reserve (the "Fed") raised interest rates by a combined 75 basis points (a basis point equals 1/100th of one percent) in an attempt to slow an overheated economy which sizzled during the first half of 2000. The Fed's policies, which successfully stopped runaway growth and eased inflation fears, also contributed to a general economic slowdown.

     Forecasts at the beginning of 2001 of zero and below-zero economic growth for the first quarter, combined with plummeting stock market prices, standstill manufacturing activity and falling consumer confidence, prompted the Fed to slash the Fed Funds rate twice in January by a total of 1%, including the unusual move of announcing one cut outside its regularly scheduled Federal Open Market Committee meeting. That was followed by another 50 basis point rate cut at its March 20 session, dropping the rate to 5.0%, the lowest rate in almost two years.

     Post-fiscal period, signs pointing to the future direction of the economy were mixed. The U.S. Department of Labor reported unemployment claims that, while higher than the same period a year ago, were lower than the number needed to clearly point toward a recession. Meanwhile, the U.S. Department of Commerce reported that consumer spending increased 0.3% and income rose 0.4% in February, despite the poor performance of the stock market and higher energy prices.

     Investors sought out fixed income investments during this period of uncertainty, as the 90-day U.S. Treasury returned 5.92% for the fiscal year. Yields, which rose with rising interest rates during the first half of the period, began to decline at period-end.

ANNUAL REPORT                                      PAINEWEBBER MONEY MARKET FUND


PORTFOLIO REVIEW
================================================================================
7-DAY YIELD(1)                                  2/28/01               8/31/00
--------------------------------------------------------------------------------
Class A Shares                                     4.54%                 5.58%
Class B Shares                                     4.03%                 5.08%
Class C Shares                                     4.06%                 5.10%
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]

     The turmoil in equity markets drove investors toward more stable investments such as money market funds. During the period, the Fund's weighted average maturity increased as we initially kept maturity short in the face of rising interest rates, then increased maturity as rates began to decline. Liquidity and credit quality were our two primary concerns, which helped the Fund achieve its twin goals of principal stability and current income.

PORTFOLIO STATISTICS
CHARACTERISTICS*                                2/28/01               8/31/00
--------------------------------------------------------------------------------
Weighted Average Maturity                       24 days               22 days
Average Credit Quality                       First Tier            First Tier
Net Assets ($mm)                                $  76.0               $  71.1
--------------------------------------------------------------------------------

SECTOR ALLOCATION*            2/28/01                                 8/31/00
--------------------------------------------------------------------------------
Commercial Paper               47.6%     Commercial Paper                67.8%
U.S. Gov't & Agency            46.4      U.S. Gov't & Agency             28.3
Money Market Funds              4.4      Certificates of Deposit          4.2
Certificates of Deposit         4.0      Liabilities in Excess
Liabilities in Excess                      of Other Assets               -0.3
  of Other Assets              -2.4
--------------------------------------------------------------------------------
Total                         100.0%     Total                          100.0%


----------

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed, and its composition will vary over time.

(1) Yields will fluctuate.

PAINEWEBBER MONEY MARKET FUND                                      ANNUAL REPORT


OUTLOOK
================================================================================

     Although we have revised downward our economic growth forecasts for 2001, including a forecast of no growth or slightly negative growth during the second quarter, we believe the economy will soon bottom out. We expect the Fed to continue its aggressive slashing of interest rates and, combined with almost certain federal tax relief, the economy should resume moderate growth during the second half of the year. During this period we expect interest rates to continue to fall.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW of a fund in the PaineWebber Family of Funds, (2) please contact your Financial Advisor.

     Sincerely,



/s/ BRIAN M. STORMS                         /s/ SUSAN P. RYAN

BRIAN M. STORMS                             SUSAN P. RYAN
President and Chief Executive Officer       Senior Vice President
Brinson Advisors, Inc.                      Brinson Advisors, Inc.


PLEASE NOTE THAT MITCHELL HUTCHINS ASSET MANAGEMENT INC. HAS CHANGED ITS NAME TO BRINSON ADVISORS, INC. EFFECTIVE MAY 1, 2001.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended February 28, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.





(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER MONEY MARKET FUND



STATEMENT OF NET ASSETS                                        FEBRUARY 28, 2001

  PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
    (000)                                                                 DATES              RATES            VALUE
  --------                                                        --------------------   --------------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS@--46.44%
  $16,568  Federal Farm Credit Bank ............................        03/01/01            4.950%        $16,568,000
   18,950  Federal National Mortgage Association ...............  04/26/01 to 07/19/01   5.120 to 5.150    18,751,184
                                                                                                          -----------
Total U.S. Government Agency Obligations (cost--$35,319,184) ...                                           35,319,184
                                                                                                          -----------
CERTIFICATES OF DEPOSIT--3.95%
YANKEE--3.95%
    1,000  Bank of Nova Scotia .................................        04/30/01             6.850            999,998
    2,000  Societe Generale ....................................        04/10/01             6.800          1,999,927
                                                                                                          -----------
Total Certificates of Deposit (cost--$2,999,925)                                                            2,999,925
                                                                                                          -----------
COMMERCIAL PAPER@--47.65%
ASSET BACKED--MISCELLANEOUS--17.25%
    2,830  Delaware Funding Corp. ..............................        03/02/01             5.500          2,829,568
      299  Falcon Asset Securitization Corp. ...................        03/19/01             5.600            298,163
    2,000  Galaxy Funding, Inc. ................................        03/09/01             5.500          1,997,556
      844  Giro Funding U.S. Corp. .............................        03/05/01             6.370            843,403
    2,000  Parthenon Receivables Funding LLC ...................        04/12/01             5.550          1,987,050
    1,072  Quincy Capital Corp. ................................        03/05/01             6.360          1,071,242
    2,100  Receivables Capital Corp. ...........................        03/07/01             5.510          2,098,071
    2,000  Variable Funding Capital Corp. ......................        03/12/01             5.480          1,996,651
                                                                                                          -----------
                                                                                                           13,121,704
                                                                                                          -----------
AUTO & TRUCK--2.63%
    2,000  BMW US Capital, Inc. ................................        03/01/01             5.500          2,000,000
                                                                                                          -----------
BANKING - DOMESTIC--5.25%
    2,000  BBL North America Funding Corp. .....................        04/02/01             5.200          1,990,755
    2,000  J.P. Morgan Chase & Co., Inc. .......................        03/01/01             5.510          2,000,000
                                                                                                          -----------
                                                                                                            3,990,755
                                                                                                          -----------
ENERGY--2.63%
    2,000  Exxon Mobil Australia Ltd. ..........................        03/01/01             5.500          2,000,000
                                                                                                          -----------
FINANCE - CONDUIT--3.72%
    2,832  Svenska Handelsbanken, Inc. .........................        03/07/01             6.350          2,829,003
                                                                                                          -----------
FINANCE - CONSUMER--2.63%
    2,000  USA Education, Inc. .................................        03/01/01             5.500          2,000,000
                                                                                                          -----------
FOOD, BEVERAGE & TOBACCO--5.65%
    2,000  Heinz (H. J.) Co. ...................................        03/01/01             6.330          2,000,000
    2,300  Philip Morris Companies, Inc. .......................        03/12/01             5.550          2,296,100
                                                                                                          -----------
                                                                                                            4,296,100
                                                                                                          -----------
INSURANCE--5.26%
    2,000  St. Paul Companies, Inc. ............................        03/01/01             5.500          2,000,000
    2,000  USAA Capital Corp. ..................................        03/01/01             5.480          2,000,000
                                                                                                          -----------
                                                                                                            4,000,000
                                                                                                          -----------
PRINTING & PUBLISHING--2.63%
    2,000  Gannett Co. .........................................        03/01/01             5.480          2,000,000
                                                                                                          -----------
Total Commercial Paper (cost--$36,237,562)                                                                 36,237,562
                                                                                                          -----------

                 See accompanying notes to financial statements

PAINEWEBBER MONEY MARKET FUND


STATEMENT OF NET ASSETS                                        FEBRUARY 28, 2001

  NUMBER OF
   SHARES                                                             MATURITY        INTEREST
    (000)                                                               DATES           RATES           VALUE
  --------                                                            --------        --------       -----------
MONEY MARKET FUNDS--4.36%
    1,461  AIM Liquid Assets Portfolio .............................  03/01/01         5.53%*        $ 1,460,593
    1,857  AIM Prime Portfolio .....................................  03/01/01         5.45*           1,856,555
                                                                                                     -----------
Total Money Market Funds (cost--$3,317,148) ........................                                   3,317,148
                                                                                                     -----------

Total Investments (cost--$77,873,819 which approximates cost for
  federal income tax purposes)--102.40% ............................                                  77,873,819
Liabilities in excess of other assets--(2.40)% .....................                                  (1,828,141)
                                                                                                     -----------
Net Assets (applicable to 38,524,592, 24,236,628 and 13,282,103 shares of Class A, Class B and Class C, respectively, each
  equivalent to $1.00 per share)--100.00% ..........................                                 $76,045,678
                                                                                                     ===========

----------

@  Interest rates shown are the discount rates at date of purchase.

*  Interest rate shown reflects yield at February 28, 2001.


                      Weighted average maturity -- 24 days


                 See accompanying notes to financial statements

PAINEWEBBER MONEY MARKET FUND


STATEMENT OF OPERATIONS

                                                                    FOR THE
                                                                  YEAR ENDED
                                                               FEBRUARY 28, 2001
                                                               -----------------

INVESTMENT INCOME:
Interest .......................................................   $4,726,224
                                                                   ----------

EXPENSES:
Investment advisory and administration .........................      368,820
Service fees--Class A ..........................................       68,834
Service and distribution fees--Class B .........................      251,871
Service and distribution fees--Class C .........................       94,859
Professional fees ..............................................       66,682
Transfer agency and related services fees ......................       52,490
Reports and notices to shareholders ............................       40,901
State registration fees ........................................       39,169
Directors' fees ................................................       10,500
Custody and accounting .........................................        9,428
Other expenses .................................................        7,074
                                                                   ----------
                                                                    1,010,628
                                                                   ----------
NET INVESTMENT INCOME ..........................................    3,715,596
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS .................        2,906
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $3,718,502
                                                                   ==========


                 See accompanying notes to financial statements

PAINEWEBBER MONEY MARKET FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEARS ENDED
                                                         FEBRUARY 28 OR 29,
                                                    ---------------------------
                                                        2001            2000
                                                    -----------     -----------

FROM OPERATIONS:
Net investment income ..........................    $ 3,715,596     $ 3,885,258
Net realized gain (loss) from
  investment transactions ......................          2,906            (608)
                                                    -----------     -----------
Net increase in net assets resulting
  from operations ..............................      3,718,502       3,884,650
                                                    -----------     -----------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A .................     (1,474,026)     (1,687,052)
Net investment income--Class B .................     (1,624,674)     (1,668,943)
Net investment income--Class C .................       (616,896)       (529,263)
                                                    -----------     -----------
                                                     (3,715,596)     (3,885,258)
                                                    -----------     -----------
Net increase (decrease) in net assets
  from capital share transactions ..............    (18,613,949)      2,646,060
                                                    -----------     -----------
Net increase (decrease) in net assets ..........    (18,611,043)      2,645,452

NET ASSETS:
Beginning of year ..............................     94,656,721      92,011,269
                                                    -----------     -----------
End of year ....................................    $76,045,678     $94,656,721
                                                    ===========     ===========


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber Master Series, Inc. ("Master Series") was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers one series of shares: PaineWebber Money Market Fund ("Fund").

     The Fund currently offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other PaineWebber mutual funds.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed by the Fund's investment adviser and administrator, Brinson Advisors, an indirect wholly owned asset management subsidiary of UBS AG. (Brinson Advisors is a name by which Mitchell Hutchins Asset Management Inc. conducts business. Mitchell Hutchins' name is expected to change to Brinson Advisors, Inc. effective on or about May 1, 2001.)

     NET INVESTMENT INCOME AND INVESTMENT TRANSACTIONS--Income and expenses (excluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative net asset value of dividend-eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized gains and losses are allocated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS


CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At February 28, 2001, the Fund owed Brinson Advisors $26,980 for investment advisory and administration fees.

DISTRIBUTION PLAN

     Brinson Advisors is the distributor of the Fund's shares and has appointed UBS PaineWebber Inc. ("UBS PaineWebber"), an indirect wholly owned subsidiary of UBS AG, as dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Brinson Advisors monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 28, 2001, the Fund owed Brinson Advisors $27,692 in service and distribution fees.

     Brinson Advisors also receives the proceeds of the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Brinson Advisors has informed the Fund that for the fiscal year ended February 28, 2001, it earned $336,058 in sales charges.

TRANSFER AGENCY AND RELATED SERVICES FEES

     UBS PaineWebber(SM)* provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Funds' transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the fiscal year ended February 28, 2001, UBS PaineWebber received from PFPC, Inc., not the Fund, approximately 51% of the total transfer agency and related services fees collected by PFPC, Inc. from the Fund.

MONEY MARKET FUND INSURANCE BOND

     The Fund has obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. During the fiscal year ended February 28, 2001, the Fund did not use this insurance bond.

OTHER LIABILITIES

     At February 28, 2001 the amounts payable for Fund shares repurchased and dividends payable aggregated $8,053,442 and $16,200, respectively.

----------

*  UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS


CAPITAL STOCK

     There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion were allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                                  CLASS A                        CLASS B                         CLASS C
                                       ----------------------------    ----------------------------    ----------------------------
                                            FOR THE YEARS ENDED             FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                            FEBRUARY 28 OR 29,              FEBRUARY 28 OR 29,              FEBRUARY 28 OR 29,
                                       ----------------------------    ----------------------------    ----------------------------
                                           2001            2000            2001            2000            2001            2000
                                       ------------    ------------    ------------    ------------    ------------    ------------
Shares sold ........................    415,444,515     644,142,361      35,038,775     102,429,610     160,514,414     179,418,396
Shares repurchased .................   (403,266,340)   (685,452,216)    (68,289,709)    (61,516,312)   (161,166,363)   (179,395,491)
Shares converted from
  Class B to Class A ...............        996,132       4,179,473        (996,132)     (4,179,473)             --              --
Dividends reinvested ...............      1,121,647       1,099,285       1,473,154       1,487,393         515,958         433,034
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)
  in shares outstanding ............     14,295,954     (36,031,097)    (32,773,912)     38,221,218        (135,991)        455,939
                                       ============    ============    ============    ============    ============    ============

FEDERAL TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

PAINEWEBBER MONEY MARKET FUND


FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR IS PRESENTED BELOW:

                                                                             CLASS A
                                                  ------------------------------------------------------------
                                                              FOR THE YEARS ENDED FEBRUARY 28 OR 29,
                                                  ------------------------------------------------------------
                                                    2001         2000         1999         1998         1997
                                                  --------     --------     --------     --------     --------
Net asset value, beginning of year ............   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                  --------     --------     --------     --------     --------
Net investment income .........................      0.053        0.042        0.042        0.042        0.040
Dividends from net investment income ..........     (0.053)      (0.042)      (0.042)      (0.042)      (0.040)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year ..................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                  ========     ========     ========     ========     ========
Total investment return(1) ....................       5.45%        4.32%        4.32%        4.33%        4.11%
                                                  ========     ========     ========     ========     ========
Ratios/Supplemental Data:
Net assets, end of year (000's) ...............   $ 38,533     $ 24,236     $ 60,267     $ 12,983     $ 11,808
Expenses to average net assets ................       1.07%        1.04%        1.17%        1.41%        1.42%
Net investment income to average net assets ...       5.35%        4.31%        4.29%        4.29%        4.09%


----------

(1) Total investment return is calculated assuming a $10,000 investment in Fund shares on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results for each class would be lower if they were included.


                 See accompanying notes to financial statements

PAINEWEBBER MONEY MARKET FUND

                         CLASS B                                                        CLASS C
--------------------------------------------------------        --------------------------------------------------------
         FOR THE YEARS ENDED FEBRUARY 28 OR 29,                          FOR THE YEARS ENDED FEBRUARY 28 OR 29,
--------------------------------------------------------        --------------------------------------------------------
  2001        2000        1999        1998        1997            2001        2000        1999        1998        1997
--------    --------    --------    --------    --------        --------    --------    --------    --------    --------
$   1.00    $   1.00    $   1.00    $   1.00    $   1.00        $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
--------    --------    --------    --------    --------        --------    --------    --------    --------    --------
   0.048       0.037       0.037       0.037       0.035           0.048       0.037       0.037       0.037       0.034
  (0.048)     (0.037)     (0.037)     (0.037)     (0.035)         (0.048)     (0.037)     (0.037)     (0.037)     (0.034)
            --------    --------    --------    --------        --------    --------    --------    --------    --------
$   1.00    $   1.00    $   1.00    $   1.00    $   1.00        $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
========    ========    ========    ========    ========        ========    ========    ========    ========    ========
    4.94%       3.80%       3.79%       3.81%       3.60%           4.95%       3.81%       3.81%       3.78%       3.50%
========    ========    ========    ========    ========        ========    ========    ========    ========    ========

$ 24,231    $ 57,003    $ 18,782    $ 14,715    $ 18,389        $ 13,282    $ 13,418    $ 12,962    $  5,308    $  5,504
    1.55%       1.50%       1.73%       1.90%       1.90%           1.55%       1.53%       1.70%       1.95%       1.99%
    4.84%       3.91%       3.75%       3.78%       3.55%           4.88%       3.79%       3.80%       3.76%       3.47%


                 See accompanying notes to financial statements

PAINEWEBBER MONEY MARKET FUND


REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of PaineWebber Money Market Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Money Market Fund (the "Fund") at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by corresponding with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
April 17, 2001

PAINEWEBBER MONEY MARKET FUND


TAX INFORMATION


     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (February 28, 2001), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. No portion of these distributions qualifies for the corporate dividend received deduction available to corporate shareholders.

     Distributions received by tax-exempt recipients (e.g. IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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


DIRECTORS
E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms


PRINCIPAL OFFICERS
Brian M. Storms                 Elbridge T. Gerry III
PRESIDENT                       VICE  PRESIDENT

Dianne E. O'Donnell             Susan P. Ryan
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

Amy R. Doberman                 Paul H. Schubert
VICE PRESIDENT                  VICE PRESIDENT AND TREASURER

INVESTMENT ADVISOR
ADMINISTRATOR AND DISTRIBUTOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019




THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

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